SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported) : April 20, 2001

                         Commission File No.: 333-80429



                             INVVISION CAPITAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                                               75-2823489
-------------------------------             -------------------------------
(State or other jurisdiction of            (IRS Employer Identification No.)
incorporation or organization)


              2515 Tarpley Road, Suite 100, Carrollton, Texas 75006
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (214) 390-0801
                            ------------------------
                            (Issuer telephone number)


                              OMNI PARK PASS, INC.
                   -------------------------------------------
                   (Former name, if changed since last report)


           12655 N. Central Expressway, Suite 416, Dallas, Texas 75243
          ------------------------------------------------------------
                 (Former address, if changed since last report)

Item 1.     Changes in Control of Registrant.

         On April 20, 2001, the Company affected a reverse split on a 1:8 basis. Following the reverse split, the Company issued 4,257,393 shares of the Company in consideration for one piece of real estate with a value of $3,000,000 and Invvision Mortgage, Inc. with a net worth of $500,000, 2,817,401 common shares of StarNet Financial, Inc. and $100,000 in cash.

Shareholders owning 5% of more of stock:

Dove Loop Holdings, Inc.                             400,000 Shares

Oslin Nation 1993 Trust                              1,350,000 Shares

Rea Capital Corporation                              1,650,000 Shares


Item 5.     Other Events.

         On April 20, 2001, Edward P. Rea, John Edward Rea, and C. Joe Smith were elected as directors by the majority stockholders. Charles Smith was removed as a director on this date. The directors elected John Edward Rea to serve as president, C. Joe Smith to serve as treasurer and Hulene Works as secretary. Charles Smith was removed as president and secretary. On April 23, 2001, the Company changed its name to INVVISION CAPITAL, INC. On April 23, 2001, the Company effected a 1 for 8 reverse stock split to shareholders of record on April 25, 2001.

Bios of Directors:

Edward P. Rea - Has a 35-year track record in the development, acquisition, capitalization, expansion, reorganization and sale of companies. Former founder/partner and CEO of real estate investment/development company specializing in large-scale developments in Denver, Dallas, and Atlanta, and amassing over $1 billion in assets for the company. Currently, also serves as Chairman of the Board of a retail chain in Canada called The Crafter's Marketplace.

John Edward Rea - Has extensive involvement in family's real estate development company specializing in large-scale projects. Founder and President of The Crafter's Marketplace, a real estate program within a retail-marketing format, Mr. Rea has responsibility of daily operations and management of more than 20 stores, 200,000+ sq. ft. of rental space, 200 employees and over 15,000 tenants. With the responsibility of managing The Crafter's Marketplace and the family's investment interests, Mr. Rea brings to Invvision Capital, Inc. expertise in cost control, people management, and market trend forecasting skills along with daily management responsibilities.


C. Joe Smith - Has over 35 years experience in middle and upper management in the areas of legal, accounting, systems and systems design, data base design, insurance matters, human resources, banking and management reporting. Served as CFO and IT manager for medium-sized companies displaying an in-depth knowledge in all disciplines related to business, its organization and operations. Industry experience includes oil and gas, construction, real estate development, banking, mortgage banking and consulting.

Directors with Stock Ownership:

C. Joe Smith                                                    23,900 Shares
Edward P. Rea                                                      -0- Shares
John Edward Rea                                                    -0- Shares




Item 7.     Financial Statements and Exhibits.

      (c) Exhibits: - 99.1 Exchange Agreement

 Exhibits         Description
 --------         --------------
 10.7             Financial Statements of INVVISION CAPITAL, INC. to be filed by amendment.

                                   Signatures

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                                     INVVISION CAPITAL, INC.
                                                     /s/  John Edward Rea
April 30, 2001                                       ---------------------------
                                                     John Edward Rea
                                                     President and Director


                                                     /s/  C. Joe Smith
April 30, 2001                                       ---------------------------
                                                     C. Joe Smith
                                                     Treasurer and Director


April 30, 2001                                       /s/  Hulene Works
                                                     ---------------------------
                                                     Hulene Works
                                                     Secretary